UNITED STATES

SECURITIES AND EXCHANGE  COMMISSION

  Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2013

SPO GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11772	25-1411971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3, Gavish Street, POB 2454, Kfar Saba, Israel

__________________________________________________

 (Address of principal executive offices, including Zip Code)

+972-9-966-2520

________________________________________

(Registrant's telephone number, including area code)

None

____________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 27, 2013, SPO Global Inc. (the “Company”) entered into definitive agreements with AM145 Holdings LLC (the “Investor”), an accredited investor and a current shareholder of the Company, relating to a private placement (the “Private Placement”) of $250,000 in principal amount of the Company’s Convertible Promissory Note due December 28, 2015 (the “Note”). The Note was issued pursuant to a Subscription Agreement dated as of December 27, 2013 between the Company and the Investor (the “Subscription Agreement”).

   Interest on the Note accrues at the rate of 10% per annum and is payable in cash in arrears upon the earlier of (i) each six months from the date of the Note (ii) or the date of conversion or (iii) at maturity, whichever occurs first, and will continue to accrue until the Note is fully converted and/or paid in full. From and after an event of default under the Note and for so long as the event of default is continuing, the Note will bear default interest at a rate of the lesser of 15% per annum or the maximum rate permitted by applicable law.  The Note is convertible into shares of the Company’s common stock $0.01 par value per share (the “Common Stock”), at the Investor’s option at a conversion rate (“Conversion Price”) equal to the average of the closing price of the Common Stock for the ten consecutive trading days immediately preceding the date a notice of conversion is delivered, subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger.  The Investor may not exercise the conversion right if the shares issuable upon conversion, together with shares held by the Investor, exceed 9.99% of the then outstanding shares of the Company after such conversion and/or exercise. The restriction may only be waived by the Investor upon 61days’ notice to the Company.

     Under the terms of the Note, the occurrence of any of the following constitute events of default (each an “Event of Default”): (i) the Company’s failure to pay the principal, interest or other sum when due and such failure continues for three business days after the due date, (ii) the Company’s breach of any material covenant or other term or condition of the Subscription Agreement or  any other Transaction Document (as defined below) in and such breach continues for 10 business days after notice thereof from the Investor, (iii) any representation or warranty that the Company makes in the Subscription Agreement or any agreement, statement or certificate furnished in connection therewith shall be false or misleading in any material respect, (iv) the assignment by the Company for the benefit of creditors or application for or consent to the appointment of a receiver or trustee, or such receiver or trustee shall otherwise be appointed, (v) the entry of a monetary judgment or similar process in excess of $100,000 if such judgment remains unvacated for 45 days, (vi) a default by the Company under any one or more obligations in an aggregate amount in excess of $100,000 for more than 10 days after the due date unless the Company is contesting the validity of such obligation in good faith, (vii) bankruptcy, insolvency, reorganization or liquidation proceedings or other similar proceedings shall be instituted by or against the Company and not dismissed within sixty (60) days of initiation, (viii) the entry of a stop trade order (judicial or by the Securities and Exchange Commission) or principal market trading suspension that lasts for three consecutive trading days or more or (ix) the Company’s failure to have reserved for issuance upon conversion of any of the Note the amount of Common stock into which the Note may be converted.

Under the terms of the Subscription Agreement, at any time that the Note (or any portion thereof) is converted, the Investor is to receive warrants, exercisable for two years following the date of issuance (the “Warrant”; together with the Subscription Agreement and the Note, the “Transaction Documents”) for Common Stock equal to 50% of the number of shares of Common Stock issued upon conversion of the Warrant (or any part thereof) at a per share warrant exercise price shall be equal to twice the Conversion Price. For example, if $250,000 principal amount of the Note is converted into shares of Common Stock at $0.25 price per share, 1,000,000 shares of Common Stock will be issued upon such conversion, and a Warrant for 500,000 shares of Common Stock, at an exercise price of $0.50 per share shall be issued under the Note.

In addition, under the Subscription Agreement, the Company agreed to pay to the Investor the amount of Five Dollars ($5) in respect of each baby monitor which incorporates the Company’s patented PulseOx technology that it sells and for which it receives payment, up to a maximum amount of $75,000 (the “Revenue Based Payment”). Additionally, 50% the aggregate amount of the Revenue Based Payment made during the term of the Note shall be applied to the amount outstanding under the Note. Accordingly, upon payment or conversion, the amount being repaid or converted under the Note will be reduced by an amount equal to 50% of the aggregate Revenue Based Payment until the date of payment/conversion.

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     The offering was completed through a private placement and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.  In claiming the exemption under Section 4(2), the Company relied in part on the following facts: (1) the offers and sales involved an existing investor; (2) the Investor had access to information regarding the Company; (3) the Investor represented that it (a) had sufficient knowledge and experience in financial, tax and business matters to evaluate the merits and risk of an investment in the Company, (b) was able to bear the economic risk of an investment in the Company and (c) acquired the shares for its own account, and not with a view to the distribution thereof; (4) the Private Placement did not involve any general solicitation or general advertising; and (5) a restrictive legend was placed on the Note and will be placed on the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(d) Exhibits.

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2014	SPO GLOBAL INC.

	By:	/s/ Michael Braunold
Michael Braunold Chief Executive Officer

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